UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR  (sm)

SUPPLEMENT DATED FEBRUARY 9, 2000 TO THE MCKEE
PORTFOLIOS' INSTITUTIONAL CLASS PROSPECTUS
DATED FEBRUARY 16, 1999


The information concerning the McKee Small Cap
Equity Portfolio contained in the "Portfolio
Managers" section of the portfolios' prospectus is hereby replaced in its entirety with the following information:

"Walter C. Bean and Kathryn J. Murin are primarily responsible for the day-to-day management of the McKee Small Cap Equity
Portfolio.  Mr. Bean, Director of Equities, has
28 years of investment experience. He joined the adviser as Senior Vice President and Director of Equities in 1987 and became an Executive Vice President in 1995. He was previously Managing Director of First Chicago
Investment Advisers.  He is a graduate of Ohio
University (BA) and Penn State University (MBA) and is a Chartered Financial Analyst.

Ms. Murin, Associate Director of Equities, has
22 years of investment experience. She joined the adviser as a Vice President and Equity
Analyst in 1985 and became Senior Vice
President in 1992. She was previously a senior investment officer at Equibank. She is a graduate of Chatham College (BA) and is a Chartered Financial Analyst."








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